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NOTARÍA DE
D.MIGUEL RUIZ.GALLARDÓN GARCÍA-RASILLA
NÚÑEZ DE BALBOA, 54 1º IZDA.
Teléf. 91 4350083 -Fax 91 5759949
28001 MADRID

«ACTA DE EXHIBICIÓN DE DOCUMENTO»

NÚMERO TRES MIL CIENTO OCHENTA. ---------------

EN MADRID, a cuatro de Julio de dos mil doce. -

Ante mí, **MIGUEL RUIZ-GALLARDÓN GARCÍA DE LA RASILLA**, Notario del Ilustre Colegio de esta Capital y con residencia en la misma. -------------

============ C O M P A R E C E N =============

Los cónyuges, **DON EMILIO NOVELA BERLÍN** y **DOÑA MARIA JOSÉ DEL REY TAPIA**, mayores de edad, empresarios, ambos vecinos de Madrid, domiciliados en calle Núñez de Balboa, 73; provistos de Documento Nacionalidad de Identidad y Número de Identificación Fiscal, según me acreditan, 00.644.532-A y 02.490.088-Q, respectivamente. -----

=========== I N T E R V I E N E N ===========

En su propio nombre y derecho. ----------------

Identifico a los comparecientes por sus respectivos documentos reseñados en la comparecencia. Tiene, a mi juicio, capacidad legal

suficiente e interés legítimo para otorgar este ACTA DE EXHIBICIÓN DE DOCUMENTO, y al efecto: -----

HACEN CONSTAR que han firmado un documento denominado **"PODER ESPECIAL IRREVOCABLE OTORGADO POR EMILIO NOVELA BERLÍN Y OTRA FAVOR DE RECURSOS ARGENTINOS S.A. Y OTRO"** extendido en 3 folios mecanografiados por ambas caras, cuyas firma legitimo por serme conocidas. --------------------

Dicho documento me es exhibido por los comparecientes en este acto y dejo unida a esta matriz, fotocopia que lo reproduce exactamente. ---

Los comparecientes declaran que conocen el contenido del referido documento y que libre y voluntariamente quieren que surta los efectos que le sean aplicables con arreglo a la legislación de **ARGENTINA**. --

Así lo dicen y otorgan los comparecientes, según intervienen, a quienes después de haber identificado por sus documentos reseñados en la comparecencia hago de palabra, las reservas y advertencias legales y fiscales. -----------------

Yo, el Notario hago constar que las circunstancias de los señores comparecientes

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relativas a su estado civil y domicilio resultan de las manifestaciones realizadas por ellos mismos al efecto. --

En cumplimiento de lo establecido en la Disposición adicional tercera de la Ley 8/1989 de 13 de abril de Tasas y Precios Públicos, la liquidación del arancel correspondiente al presente instrumento público quedará incorporada mediante la unión a esta matriz de la procedente minuta donde constan los números de arancel y honorarios conforme al Real Decreto 1426/1989 y disposiciones complementarias, sin devengo del número 7 de dicho Real Decreto por tal incorporación. La citada minuta de honorarios se acompañará a cuantas copias de la presente se expidan. -----------------------

Protección de datos de carácter personal: De acuerdo con la L.O. 15/1999 los comparecientes aceptan la incorporación de sus datos (y la fotocopia del documento de identidad, en los casos previstos en la Ley) al protocolo notarial y a los

ficheros de la Notaría. Se conservarán con carácter confidencial, sin perjuicio de las comunicaciones a las Administraciones Públicas que estipula la Ley, y en su caso al Notario que suceda al actual en la plaza. La finalidad del tratamiento es formalizar la presente escritura, realizar su facturación y seguimiento posterior y las funciones propias de la actividad notarial. Pueden ejercitar sus derechos de acceso, rectificación, cancelación y oposición en la Notaría autorizante. En caso de que se incluyan datos de personas distintas de los intervinientes, estos deberán haberles informado, con carácter previo, del contenido de este párrafo.

Leo íntegramente esta escritura a los comparecientes, por su elección y enterados de su contenido se ratifican y firman conmigo, el Notario, que doy fe de todo cuanto queda consignado en el presente instrumento público, de la identidad de los otorgantes, de haber comprobado el documento de identidad reflejado en la comparecencia, de su capacidad y legitimación, de que su consentimiento ha sido libremente prestado y de que el presente otorgamiento se adecua a la legalidad y a la

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voluntad de los intervinientes, debidamente informada, por mí el Notario, así como de que el presente instrumento público va extendido en tres folios de papel timbrado del Estado, números el del presente, y los dos anteriores en orden inverso, DOY FE. --

Están las firmas de los señores comparecientes. Signado: M. R. Gallardón; rubricados y sellado. ---

DOCUMENTOS UNIDOS: --------------------------

PODER ESPECIAL IRREVOCABLE OTORGADO POR EMILIO NOVELA BERLÍN Y OTRA FAVOR DE RECURSOS ARGENTINOS S.A. Y OTRO.

COMPARECE: Emilio NOVELA BERLÍN, español, titular del documento español número 644532-A, pasaporte español número BA 000628, CDI 20-60375689-5, quien manifiesta ser de estado civil casado en primeras nupcias con María José del Rey Tapia, empresario, con domicilio en Nuñez de Balboa 73, Madrid, España, compareciente mayor de edad, hábil y de mi conocimiento por haberlos individualizado, doy fe, **INTERVIENE POR SI Y DICE: I)** Que confiere **PODER ESPECIAL IRREVOCABLE con efectos POST MORTEM por el plazo de VEINTE AÑOS** en los términos de los artículos 1.977, 1.980, 1.982 y concordantes del Código Civil Argentino, a favor de **RECURSOS ARGENTINOS S.A**, y/o **Miguel Francisco DI NANNO**, argentino, Documento Nacional de Identidad Numero 11.276.561, CUIT 20-11276561-2, para que actuando en forma conjunta, separada, simultanea o indistintamente, en su nombre y representación **VENDAN, CEDAN Y/O TRANSFIERAN** por el precio y condiciones que estime convenir, a **RECURSOS ARGENTINOS S.A**, y/o a sus cesionarios, o a quien o quienes corresponda, indistintamente, los siguientes inmuebles en forma conjunta o individual y separados a favor de la persona o personas, sociedad y/o corporación que resulte adquirente, las **UNIDADES FUNCIONALES CINCO, SIETE Y DIEZ** y las **UNIDADES COMPLEMENTARIAS OCHO, UNO Y CINCO**, integrantes del edificio denominado "**SUITES DEL POLO DEL ARELAUQUEN GOLF & COUNTRY CLUB**", integrante a su vez del conjunto denominado **"Arelauquen Golf & Country Club"**, sometido al Régimen de Consorcio Parcelario regulado por la ley 3086 de la Provincia de Río Negro, de la República Argentina. Según plano Mensura Particular de división para someter Régimen de Propiedad Horizontal (Ley 13512) según 3127 el edificio en construcción y a construir en la parcela 20A de la Fracción G37, el que fuera registrado por la Dirección General de Catastro e Información

NOTARIA DE D. MIGUEL RUIZ-GALLARDON GARCIA RASILLA - MADRID -

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Territorial de Río Negro, con fecha 7 de agosto 2009, característica PH 110/09, las unidades tienen las siguientes superficies: **U.F. 005:** Polígono 00-13: cubierta y total: 101,48 metros cuadrados. Total para el polígono y la unidad funcional: 101,48 metros cuadrados; **U.C. 008 (corresponde a UF 05):** Polígono 00-12: cubierta: 15,60 metros cuadrados. Total para el polígono y unidad funcional: 15,60 metros cuadrados; **U.F. 007:** Polígono 01-04: cubierta: 100,92 metros cuadrados; Total para el polígono y la unidad funcional: 100,92 metros cuadrados; **U.C. 001 (corresponde a UF 7):** Polígono 00-03: cubierta: 12,75 metros cuadrados; Total polígono y unidad funcional: 12,75 metros cuadrados; **U.F. 010:** Polígono 02-04: cubierta: 102,99 metros cuadrados; balcón 5,87 metros cuadrados; Total para el polígono y la unidad funcional: 108,86 metros cuadrados; **U.C. 005 (corresponde a U.F. 10):** Polígono 00-08: cubierta: 18,00 metros cuadrados; Total para el polígono y unidad funcional: 18,00 metros cuadrados; Las unidades fueron registradas con carácter de CONSTRUIDAS por Resolución 42/10 de la Dirección General de Catastro e Información Territorial el 3 de septiembre de 2010. **COEFICIENTES DE DOMINIO: U.F. 005:** 0,02461619; **U.F. 007:** 0,02448035; **U.F. 010:** 0,02640637; **U.C. 001:** 0,00309279; **U.C. 005:** 0,00436629; **U.C. 008:** 0,00378412; NOMENCLATURA CATASTRAL: Departamento Catastral 19, Circunscripción 2, Sección G, Fracción G37, Parcela 20 B UF 05/07/010 y UC 08/01/05. La parcela sobre la cual se asienta el edificio se designa como **PARCELA VEINTE B** de la **FRACCION G37,** cuyas medidas y linderos surgen de su respectivo título cuya superficie total es de DIECIOCHO MIL SETECIENTOS SESENTA Y UN METROS DIECINUEVE DECÍMETROS CUADRADOS.- A tal efecto lo faculta a su mandatario para: pueda realizar los siguientes actos jurídicos: **a)** darlo en locación por el tiempo, condiciones, monto y demás resguardos que sean necesarios; **b)** transmitir el dominio a favor de **RECURSOS ARGENTINOS S.A.** o de los que resulten cesionarios, o las personas físicas o jurídicas que resulten compradoras, por el precio, condiciones y demás que pacte,

al contado o a plazos, asegurando o no con hipoteca el saldo del precio aplazado y suscribir en su oportunidad las amortizaciones, los servicios de intereses o cancelaciones por escritura pública que fueren menester.- Al efecto la faculta, para que firme los documentos privados, recibos, cartas de pago y escrituras públicas que fueren necesarias; recibir el precio de venta, otorgue recibos; perciba los importes de dinero resultantes de las operaciones que realice; otorgue la posesión material del inmueble; lo desista, quite y aparte de los derechos de propiedad, posesión y dominio; lo obligue por la evicción y saneamiento, con arreglo a derecho; abone los impuestos, contribuciones, tasas u honorarios emergentes de dichas operaciones; exija los recibos del caso; y finalmente para que practique cuantos más actos, gestiones y diligencias sean necesarios y conducentes para el mejor desempeño del presente mandato, a cuya validez se obliga el otorgante, con arreglo a derecho. **c)** Firmar planos de mensura, fraccionamiento y/o unificación, dar la posesión, obligando los mandantes por evicción y saneamiento con arreglo a derecho. **d)** Se lo autoriza al mandatario a vender los inmuebles, por separado y/o unificados. Además podrá realizar todos los trámites pertinentes ante AFIP, con motivo de las facultades del presente, pudiendo firmas formularios 206, muy especialmente requerir el Código de Oferta de Transferencia de Inmuebles (C.O.T.I.) solicitar determinación de impuesto a las ganancias, solicitar presupuestos, abonar el impuesto a la transferencia de inmuebles, etcétera.- Otorgar y firmar las escrituras e instrumentos públicos o privados que fueren necesarios para dar cumplimiento a este mandato, con todos los recaudos, requisitos y formas propias de la naturaleza de cada acto o contrato y las modalidades o condiciones especiales que el mandatario pactare conforme a derecho. Muy especialmente lo faculta para que presentándose en nombre del compareciente otorgantes y cónyuge proceda a requerir C.U.I.T. y/o C.D.I. y/o clave fiscal que corresponda ante la AFIP o ANSES, cumplimentando con las exigencias legales, suscribiendo instrumentos y realizando cuanto acto administrativo

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fuere requerido a dicho fin. Y para practique cuantos más actos, gestiones, trámites y diligencias que sean necesarias y exigibles para el mejor desempeño del presente mandato, que al fin específico enunciado, se le otorga con amplias facultades, ya que las consignadas son simplemente enunciativas y no limitativas y que la omisión de alguna de ellas no significa en modo alguno prohibición de su ejercicio.- A tal efecto lo faculta para suscribir la respectiva escritura pública traslativa de dominio, otorgar recibo y carta de pago, obligarse por evicción y vicios redhibitorios conforme a derecho, y realizar los demás actos y diligencias que sean necesarios para alcanzar el objeto de este mandato. II) IRREVOCABILIDAD: **EN TAL VIRTUD** otorga al presente el **CARÁCTER DE IRREVOCABLE** en tanto declara expresamente que la transferencia de los inmuebles descriptos en el presente ha sido culminada en su totalidad al día de la fecha en consideración del plazo que otorga al VENDEDOR para pagar el mismo conforme seguidamente se indica. . **En contraprestación por los Inmuebles, el VENDEDOR recibirá la suma de DÓLARES ESTADOUNIDENSES UN MILLÓN CINCUENTA MIL (US$1.050.000) pagaderos de la siguiente forma: Cincuenta cuotas mensuales de Dólares Estadounidenses veintiún mil (US$21.000) a ser abonados por la COMPRADORA a partir del 1ro. de Agosto de 2014** y las restantes el mismo día de los meses subsiguientes. Sin perjuicio del Crédito emergente, RECURSOS ARGENTINOS S.A. y sus cesionarios podrán hacer uso de los derechos otorgados por el presente de manera incondicional y el poderdante renuncia expresamente a cualquier derecho sobre los inmuebles con motivo del plazo de pago acordado en el mismo- Finalmente, el poderdante agrega al poder conferido con la modalidad de la **IRREVOCABILIDAD,** asignándole efectos aun para después de su fallecimiento, **POR EL PLAZO DE VEINTE AÑOS** entendiendo que se encuentran reunidos los requisitos de los artículos 1.977, 1.980, 1.982 y concordantes del Código Civil Argentino, lugar de ubicación de los inmuebles. Luego del vencimiento

continuara como Poder simple hasta el total cumplimiento del negocio para el cual ha sido dado.- III) **ASENTIMIENTO CONYUGAL:** Presente desde el inicio **María José del REY TAPIA**, española, titular del documento español número 02.490.088-Q pasaporte español número BA AAAA568121, quien manifiesta ser de estado civil casada en primeras nupcias con Emilio NOVELA BERLÍN, empresario, con domicilio en Núñez de Balboa 73, Madrid, España, compareciente mayor de edad, hábil y de mi conocimiento por haberlos individualizado, doy fe, quien interviene por si y concurre a prestar el asentimiento conyugal, para la venta y/o unificación del los inmuebles relacionados, en los términos del artículo 1277 del Código Civil Argentino.- **LEÍDA Y RATIFICADA** la presente escritura, los comparecientes firman de conformidad, ante mí.

Mª José del Rey

NOTARIA DE D. MIGUEL RUIZ-GALLARDON GARCIA RASILLA – MADRID –

NIHIL PRIUS FIDE

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LEGITIMACIÓN:

YO, MIGUEL RUIZ-GALLARDÓN GARCÍA DE LA RASILLA, NOTARIO DEL ILUSTRE COLEGIO DE MADRID CON RESIDENCIA EN ESTA CAPITAL. DOY FE: Que considero legítimas las precedentes firmas y rúbricas de Don Emilio Novela Berlín y de Doña María José del Rey Tapia, respectivamente, por haberlas puesto dichos señores a mi presencia conforme a lo dispuesto en el artículo 207 del Reglamento Notarial, en acta por mi autorizada el día 4 de julio de 2012, con el número 3.180 de orden de mi protocolo. Puestas en el anverso del tercer folio del precedente escrito. En Madrid, a cuatro de julio de dos mil doce.

Número del asiento del Libro Indicador: 691

SELLO DE LEGITIMACIONES Y LEGALIZACIONES

NIHIL PRIUS FIDE

A191509095

CONSEJO GENERAL DEL NOTARIADO ESPAÑOL · NOTARIADO EUROPA

0171250676

ES COPIA de su matriz, que expido para los comparecientes, en seis folios de la serie AY, números: el presente y los cinco posteriores en orden correlativo. En Madrid, el siguiente día de su autorización. DOY FE.

CONSEJO GENERAL DEL NOTARIADO ESPAÑOL · NOTARIADO EUROPA · NIHIL PRIUS FIDE

0174418087

FE PÚBLICA NOTARIAL · NOTARIO D. MIGUEL RUIZ-GALLARDÓN GARCÍA DE LA RASILLA · PRIUS FIDE · MADRID

Apostille (o legalización única)
(Convention de La Haye du 5 octobre 1961)
(Real Decreto 2433/1978, de 2 de octubre)

1. País: *España*

El presente documento público

2. Ha sido firmado por D. Miguel Ruiz-Gallardón García de la Rasilla

3. Actuando en calidad de NOTARIO

4. Se halla sellado/timbrado con *el de su Notaría*

CERTIFICADO

5. En Madrid 6. El 05 JUL. 2012

7. Por el Decano del Colegio Notarial de Madrid

8. Con el número 60035

9. Sello/timbre: 10. Firma:

FE PÚBLICA NOTARIAL · ILUSTRE COLEGIO NOTARIAL · NIHIL PRIUS FIDE

CONSEJO GENERAL DEL NOTARIADO ESPAÑOL · NOTARIADO EUROPA · NIHIL PRIUS FIDE

0178315294

Don Carlos Solís Villa
Firma delegada del Decano